Pilgrim’s Pride Corporation (NASDAQ: PPC) Financial Results for First Quarter Ended March 27, 2022

Source: USDA Cautionary Notes and Forward-Looking Statements ◼ Statements contained in this press release that state the intentions, plans, hopes, beliefs, anticipations, expectations or predictions of the future of Pilgrim’s Pride Corporation and its management are considered forward-looking statements. Without limiting the foregoing, words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “should,” “targets,” “will” and the negative thereof and similar words and expressions are intended to identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include: the impact of the COVID-19 pandemic, efforts to contain the pandemic and resulting economic downturn on our operations and financial condition, including the risk that our health and safety measures at Pilgrim’s Pride production facilities will not be effective, the risk that we may be unable to prevent the infection of our employees at these facilities, and the risk that we may need to temporarily close one or more of our production facilities; the risk that we may experience decreased production and sales due to the changing demand for food products; the risk that we may face a significant increase in delayed payments from our customers; and additional risks related to COVID-19 set forth in our most recent Form 10-K and Form 10-Q filed with the SEC; matters affecting the poultry industry generally; the ability to execute the Company’s business plan to achieve desired cost savings and profitability; future pricing for feed ingredients and the Company’s products; outbreaks of avian influenza or other diseases, either in Pilgrim’s Pride’s flocks or elsewhere, affecting its ability to conduct its operations and/or demand for its poultry products; contamination of Pilgrim’s Pride’s products, which has previously and can in the future lead to product liability claims and product recalls; exposure to risks related to product liability, product recalls, property damage and injuries to persons, for which insurance coverage is expensive, limited and potentially inadequate; management of cash resources; restrictions imposed by, and as a result of, Pilgrim’s Pride’s leverage; changes in laws or regulations affecting Pilgrim’s Pride’s operations or the application thereof; new immigration legislation or increased enforcement efforts in connection with existing immigration legislation that cause the costs of doing business to increase, cause Pilgrim’s Pride to change the way in which it does business, or otherwise disrupt its operations; competitive factors and pricing pressures or the loss of one or more of Pilgrim’s Pride’s largest customers; currency exchange rate fluctuations, trade barriers, exchange controls, expropriation and other risks associated with foreign operations; disruptions in international markets and distribution channels, including, but not limited to, the impacts of the Russia-Ukraine conflict; the risk of cyber-attacks, natural disasters, power losses, unauthorized access, telecommunication failures, and other problems on our information systems; and the impact of uncertainties of litigation and other legal matters described in our most recent Form 10-K and Form 10-Q, including the In re Broiler Chicken Antitrust Litigation, as well as other risks described under “Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. The forward- looking statements in this release speak only as of the date hereof, and the Company undertakes no obligation to update any such statement after the date of this release, whether as a result of new information, future developments or otherwise, except as may be required by applicable law. ◼ Actual results could differ materially from those projected in these forward-looking statements as a result of these factors, among others, many of which are beyond our control. In making these statements, we are not undertaking, and specifically decline to undertake, any obligation to address or update each or any factor in future filings or communications regarding our business or results, and we are not undertaking to address how any of these factors may have caused changes to information contained in previous filings or communications. Although we have attempted to list comprehensively these important cautionary risk factors, we must caution investors and others that other factors may in the future prove to be important and affecting our business or results of operations. ◼ This presentation may include information that may be considered non-GAAP financial information as contemplated by SEC Regulation G, Rule 100, including EBITDA, Adjusted EBITDA, LTM EBITDA, Net Debt, Free Cash Flow, Adjusted EBITDA Margin and others. Accordingly, we have provided tables in the accompanying appendix and in our previous filings with the SEC that reconcile these measures to their corresponding GAAP-based measures and explain why these measures are useful to investors, which can be obtained from the Consolidated Statements of Income provided with our previous filings with the SEC. Our method of computation may or may not be comparable to other similarly titled measures used in filings with the SEC by other companies. See the consolidated statements of income and consolidated statements of cash flows included in our financial statements..

- 2,000 4,000 6,000 8,000 10,000 12,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Th o u sa n d H e a d 2021 2022 5 Yr. Avg. ▪ Trailing 8-Month placements up 5.2% vs. year ago. ▪ No major capacity changes expected in 2022. Pullet Placements Up 4.5% Y/Y in Q1 2022 Source: USDA Intended Pullet Placements

1,500 1,600 1,700 1,800 1,900 2,000 2,100 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec E g g s Eggs/100 2021 2021 5 Yr. Avg. Source: USDA ▪ Broiler layer flock up 0.6% YoY in Q1-22. ▪ Eggs/100 up 4.0% YoY in Q1-22. ▪ Egg production available to set in Q1-22 increased relative to Q1-21. Steady Broiler Flock Growth in Q1; Eggs/100 Up Relative to Q1-21 50,000 52,000 54,000 56,000 58,000 60,000 62,000 64,000 66,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec H e a d ( 0 0 0 ) Broiler Type Hatching Layers 2021 2022 5 Yr. Avg. 2

5 Hatchery Utilization Slightly Above Historical Average For First Two Months of 2022 Source: Agristats 75.0% 80.0% 85.0% 90.0% 95.0% 100.0% Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec % Hatchery Utilization 2021 2022 4 Yr. Avg. - Excl 2020

Egg Sets Above Q1-21 Levels by 1.0%; Hatchability Below Year Ago Levels Source: USDA 6 200,000 205,000 210,000 215,000 220,000 225,000 230,000 235,000 240,000 245,000 Th o u sa n d s o f E g g s Chicken Egg Sets by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg. 74.0% 75.0% 76.0% 77.0% 78.0% 79.0% 80.0% 81.0% 82.0% 83.0% % Chicken Hatchability by Week - USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

Source: USDA 7 Average Weekly Broiler Placements in Q1-22 Down 0.4% YoY as Hatchability Has Performed Poorly 160,000 165,000 170,000 175,000 180,000 185,000 190,000 195,000 H e a d ( 0 0 0 ) Chicken Broiler Placed by Week- USDA 5 Year Range 2020 2021 2022 5 Yr. Avg.

Source: USDA 8 Industry Average Liveweights Climbing in Early 2022; Medium Head Counts Increasing in Share 25.5% 25.3% 24.8% 22.7% 21.8% 20.9% 19.7% 19.7% 32.2% 31.2% 30.4% 30.2% 28.7% 27.4% 26.2% 26.5% 20.9% 22.5% 23.6% 25.4% 26.2% 27.6% 28.4% 28.9% 21.4% 20.9% 21.2% 21.7% 23.3% 24.1% 25.7% 24.8% 2015 2016 2017 2018 2019 2020 2021 2022 Head Processed by Size <4.25 4.26-6.25 6.26-7.75 >7.75

Source: USDA ▪ Inventories ended March 6.6% below the 5-year March average. ▪ Breast meat inventories almost 18% below March 2021. ▪ Wings inventories have returned to historical norms. ▪ Drums, Legs, and Thigh Meat inventory all down YoY, while LQ inventories climbed in Q1. ▪ LQ inventories impacted by logistical challenges that have inhibited industry inventory flow. 9 500,000 550,000 600,000 650,000 700,000 750,000 800,000 850,000 900,000 950,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec LB S (0 0 0 ) Total Chicken Inventories 2021 2022 5 Yr. Avg. Industry Cold Storage Supplies Remain Low Relative to Historical Norms

10

Tight Protein Supply and Sustained Demand Leading to New Cutout Highs in Q1-22


Cutout Value
134
140.00
130.00
120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
Cents/Lb
1/7
1/21
2/4
2/18
3/4
3/18
4/1
4/15
4/29
5/13
5/27
6/10
6/24
7/8
7/22
8/5
8/19
9/2
9/16
9/30
10/14
10/28
11/11
11/25
12/9
12/23
5 Year Range
2020
2021
2022
5 Yr. Avg.

Source: PPC, EMI

Source: USDA 11 BSB and Tenders Pacing Above Historical Ranges; LQ Pricing Steady While Wings Have Slumped 296.8 75 125 175 225 275 325 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Boneless/Skinless Breast NE 5 Year Range 2020 2021 2022 5 Year Average 210.3 120 170 220 270 320 370 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Whole Wings NE 5 Year Range 2020 2021 2022 5 Year Average 43.5 15 20 25 30 35 40 45 50 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Leg Quarters NE 5 Year Range 2020 2021 2022 5 Year Average 290.9 75 125 175 225 275 325 1 /7 2 /6 3 /8 4 /7 5 /7 6 /6 7 /6 8 /5 9 /4 1 0 /4 1 1 /3 1 2 /3 C e n ts /L b USDA Tenders NE 5 Year Range 2020 2021 2022 5 Year Average

12 WOG Prices Continue to Climb to New Highs As Supplies Remain Tight Source: EMI 149.2 60.0 70.0 80.0 90.0 100.0 110.0 120.0 130.0 140.0 150.0 160.0 1 /7 1 /2 8 2 /1 8 3 /1 1 4 /1 4 /2 2 5 /1 3 6 /3 6 /2 4 7 /1 5 8 /5 8 /2 6 9 /1 6 1 0 /7 1 0 /2 8 1 1 /1 8 1 2 /9 1 2 /3 0 C e n ts /L b . EMI WOG 2.5-4.0 LBS 5 Year Range 2020 2021 2022 5 Yr. Avg.

Corn Stocks Set to Increase 13 ▪ US corn stocks are set to increase from 1.2B bushels last year to 1.44B bushels this year on higher production. Conflict in Ukraine raises risks for higher US corn exports in second half of crop year, potentially lower stocks ▪ High fertilizer prices lower expected corn plantings for 2022/23 crop year Source: PPC

Soybean Stocks Remain Steady 14 ▪ US soybean stocks expected to be flat YoY with smaller South American crops bringing export demand to US in last half of crop year ▪ 2022/23 soybean stocks should build in US and globally with big US soybean acres and rebound in South American soybean yields Source: PPC

First Quarter 2022 Financial Review

Main Indicators ($M)	Q1 2022	Q1 2021
Net Revenue	4,240.4	3,273.4
Gross Profit	542.0	261.2
SG&A	140.0	102.8
Operating Income	402.0	158.5
Net Interest	35.0	28.0
Net Income	280.4	100.2
Earnings Per Share (EPS)	1.15	0.41
Adjusted EBITDA*	501.8	253.8
*Adjusted EBITDA Margin**	*11.8%*	*7.8%*

* This is a non-GAAP measurement considered by management to be useful in understanding our results. Please see the appendix and most recent SEC financial filings for definition of this measurement and reconciliation to GAAP.

- U.S.: Cutout significantly higher than prior year; YOY growth in Foodservice and continued strength in Retail (increase vs. 2019 levels); inflation headwinds; labor tightness impacting mix; Mexico: Strong relative performance continues on balanced supply/demand conditions; UK/Europe: Inflation headwinds and poor pork market pricing negatively impacting results; partially offset by innovation and operational improvements.
- SG&A higher primarily due to inclusion of Pilgrim's Food Masters in Q1 2022
- Adjusted Q1 2022 EBITDA reflects portfolio balance, Key Customer strategy, and geographical diversification.

In $M	U.S.	EU	MX
Net Revenue	2,581.2	1,192.0	467.2
Operating Income	355.1	(21.6)	68.6
Operating Income Margin	*13.8%*	*(1.8)%*	*14.7%*

Source: PPC

15

Fiscal Year 2022 Capital Spending 16Source: PPC ▪ Strong Free Cash Flow generation has enabled us to direct more capital spending towards identified projects with rapid payback and structural improvements. ▪ New strategic and automation projects will support Key Customers’ growth and emphasize our focus on achieving a balanced portfolio. Capex (US$M)

17Source: PPC APPENDIX

18Source: PPC Appendix: Reconciliation of Adjusted EBITDA “EBITDA” is defined as the sum of net income plus interest, taxes, depreciation and amortization. “Adjusted EBITDA” is calculated by adding to EBITDA certain items of expense and deducting from EBITDA certain items of income that we believe are not indicative of our ongoing operating performance consisting of: (1) foreign currency transaction losses, (2) transaction costs related to business acquisitions, (3) costs related to the DOJ agreement and litigation settlements, (4) initial insurance recoveries for Mayfield, Kentucky tornado property damage losses, (5) deconsolidation of subsidiary and (6) net income attributable to noncontrolling interests. EBITDA is presented because it is used by management and we believe it is frequently used by securities analysts, investors and other interested parties, in addition to and not in lieu of results prepared in conformity with accounting principles generally accepted in the U.S. (“U.S. GAAP”), to compare the performance of companies. We believe investors would be interested in our Adjusted EBITDA because this is how our management analyzes EBITDA applicable to continuing operations. The Company also believes that Adjusted EBITDA, in combination with the Company’s financial results calculated in accordance with U.S. GAAP, provides investors with additional perspective regarding the impact of certain significant items on EBITDA and facilitates a more direct comparison of its performance with its competitors. EBITDA and Adjusted EBITDA are not measurements of financial performance under U.S. GAAP. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under U.S. GAAP. In addition, other companies in our industry may calculate these measures differently limiting their usefulness as a comparative measure. Because of these limitations, EBITDA and Adjusted EBITDA should not be considered as an alternative to net income as indicators of our operating performance or any other measures of performance derived in accordance with U.S. GAAP. These limitations should be compensated for by relying primarily on our U.S. GAAP results and using EBITDA and Adjusted EBITDA only on a supplemental basis.

19Source: PPC Appendix: Reconciliation of Adjusted EBITDA PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted EBITDA (Unaudited) Three Months Ended March 27, 2022 March 28, 2021 (In thousands) Net income $ 280,560 $ 100,468 Add: Interest expense, net(a) 35,022 27,968 Income tax expense 75,219 35,358 Depreciation and amortization 102,142 86,532 EBITDA 492,943 250,326 Add: Foreign currency transaction losses(b) 11,536 2,514 Transaction costs related to acquisitions(c) 717 — DOJ agreement and litigation settlements(d) 500 2,399 Minus: Insurance recoveries for Mayfield tornado losses(e) 3,815 — Deconsolidation of subsidiary(f) — 1,131 Net income attributable to noncontrolling interest 122 260 Adjusted EBITDA $ 501,759 $ 253,848 (a) Interest expense, net, consists of interest expense less interest income. (b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset’s acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income. (c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions. (d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the “Plea Agreement”) with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021. (e) This represents initial insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021. (f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Appendix: Reconciliation of LTM Adjusted EBITDA

The summary unaudited consolidated income statement data for the twelve months ended March 27, 2022 (the LTM Period) have been calculated by subtracting the applicable unaudited consolidated income statement data for the three months ended March 28, 2021 from the sum of (1) the applicable audited consolidated income statement data for the year ended December 26, 2021 and (2) the applicable unaudited consolidated income statement data for the three months ended March 27, 2022.

PILGRIM'S PRIDE CORPORATION
Reconciliation of LTM Adjusted EBITDA
(Unaudited)

	Three Months Ended				LTM Ended
	June 27, 2021	September 26, 2021	December 26, 2021	March 27, 2022	March 27, 2022
			(In thousands)		
Net income (loss)	$ (166,503)	$ 60,835	$ 36,468	$ 280,560	$ 211,360
Add:					
Interest expense, net	49,809	28,589	33,370	35,022	146,790
Income tax expense (benefit)	(9,812)	30,385	5,191	75,219	100,983
Depreciation and amortization	95,728	92,076	106,488	102,142	396,434
EBITDA	(30,778)	211,885	181,517	492,943	855,567
Add:					
Foreign currency transaction losses (gains)	4,145	2,359	(18,400)	11,536	(360)
Transaction costs related to acquisitions	2,545	6,773	9,540	717	19,575
DOJ agreement and litigation settlements	395,886	126,000	131,940	500	654,326
Restructuring activities	—	—	5,802	—	5,802
Hometown Strong commitment	—	—	1,000	—	1,000
Charge for fair value markup of acquired inventory	—	—	4,974	—	4,974
Minus:					
Insurance recoveries for Mayfield tornado losses	—	—	—	3,815	3,815
Net income (loss) attributable to noncontrolling interest	184	110	(286)	122	130
Adjusted EBITDA	$ 371,614	$ 346,907	$ 316,659	$ 501,759	$ 1,536,939

Source: PPC

20

21Source: PPC Appendix: Reconciliation of EBITDA Margin PILGRIM'S PRIDE CORPORATION Reconciliation of EBITDA Margin (Unaudited) Three Months Ended Three Months Ended March 27, 2022 March 28, 2021 March 27, 2022 March 28, 2021 (In thousands) Net income $ 280,560 $ 100,468 6.62% 3.07 % Add: Interest expense, net 35,022 27,968 0.83% 0.85 % Income tax expense 75,219 35,358 1.77% 1.08 % Depreciation and amortization 102,142 86,532 2.40% 2.64 % EBITDA 492,943 250,326 11.62% 7.64 % Add: Foreign currency transaction losses 11,536 2,514 0.27% 0.07 % Transaction costs related to business acquisitions 717 — 0.02% — % DOJ agreement and litigation settlements 500 2,399 0.01% 0.07 % Minus: Insurance recoveries for Mayfield tornado losses 3,815 — 0.09% — % Deconsolidation of subsidiary — 1,131 — % 0.03 % Net income attributable to noncontrolling interest 122 260 — % 0.01 % Adjusted EBITDA $ 501,759 $ 253,848 11.83% 7.74 % Net sales $4,240,395 $3,273,425 $4,240,395 $3,273,425 EBITDA margins have been calculated by taking the relevant unaudited EBITDA figures, then dividing by net sales for the applicable period. EBITDA margins are presented because they are used by management and we believe it is frequently used by securities analysts, investors and other interested parties, as a supplement to our results prepared in accordance with U.S. GAAP, to compare the performance of companies.

Appendix: Reconciliation of Adjusted EBITDA by Segment

PILGRIM'S PRIDE CORPORATION
Reconciliation of Adjusted EBITDA
(Unaudited)

	Three Months Ended March 27, 2022				Three Months Ended March 28, 2021			
	U.S.	U.K. & Europe	Mexico	Total	U.S.	U.K. & Europe	Mexico	Total
	(In thousands)				(In thousands)			
Net income (loss)	$ 234,467	$ (11,849)	$ 57,942	$ 280,560	$ 40,933	$ 13,263	$ 46,272	$ 100,468
Add:								
Interest expense (income), net[a]	35,366	582	(926)	35,022	29,695	214	(1,941)	27,968
Income tax expense	70,858	(9,631)	13,992	75,219	7,744	(1,085)	28,699	35,358
Depreciation and amortization	60,392	35,555	6,195	102,142	55,252	25,067	6,213	86,532
EBITDA	401,083	14,657	77,203	492,943	133,624	37,459	79,243	250,326
Add:								
Foreign currency transaction loss (gain)[b]	13,301	(4)	(1,761)	11,536	(5,339)	485	7,368	2,514
Transaction costs related to acquisitions[c]	592	125	—	717	—	—	—	—
DOJ agreement and litigation settlements[d]	500	—	—	500	2,399	—	—	2,399
Minus:								
Insurance recoveries for Mayfield tornado losses[e]	3,815	—	—	3,815	—	—	—	—
Deconsolidation of subsidiary[f]	—	—	—	—	—	1,131	—	1,131
Net income attributable to noncontrolling interest	—	—	122	122	—	—	260	260
Adjusted EBITDA	$ 411,661	$ 14,778	$ 75,320	$ 501,759	$ 130,684	$ 36,813	$ 86,351	$ 253,848

(a) Interest expense, net, consists of interest expense less interest income.
(b) The Company measures the financial statements of its Mexico reportable segment as if the U.S. dollar were the functional currency. Accordingly, we remeasure assets and liabilities, other than nonmonetary assets, of the Mexico reportable segment at current exchange rates. We remeasure nonmonetary assets using the historical exchange rate in effect on the date of each asset's acquisition. Currency exchange gains or losses resulting from these remeasurements, as well as, from our U.K. and Europe reportable segment are included in the line item Foreign currency transaction losses in the Condensed Consolidated Statements of Income.
(c) Transaction costs related to acquisitions includes those charges that are incurred in conjunction with business acquisitions.
(d) On October 13, 2020, Pilgrims announced that we entered into a plea agreement (the "Plea Agreement") with the DOJ. As a result of the Plea Agreement, we recognized a fine of $110.5 million. On February 23, 2021, the Colorado Court approved the Plea Agreement and assessed a fine of $107.9 million. The difference between the original accrual and the payment is recorded in DOJ agreement and litigation settlements in the three months ended March 28, 2021.
(e) This represents initial insurance recoveries for the property damage losses incurred as a result of the tornado in Mayfield, KY in December 2021.
(f) This represents a gain recognized as a result of deconsolidation of a subsidiary.

Source: PPC

22

23Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS PILGRIM'S PRIDE CORPORATION Reconciliation of Adjusted Net Income (Unaudited) Three Months Ended March 27, 2022 March 28, 2021 (In thousands, except per share data) Net income attributable to Pilgrim's $ 280,438 $ 100,208 Add: Foreign currency transaction losses 11,536 2,514 Transaction costs related to acquisitions 717 — DOJ agreement and litigation settlements 500 2,399 Minus: Insurance recoveries for Mayfield tornado losses 3,815 — Deconsolidation of subsidiary — 1,131 Adjusted net income attributable to Pilgrim's before tax impact of adjustments 289,376 103,990 Net tax impact of adjustments(a) (2,226) (942) Adjusted net income attributable to Pilgrim's $ 287,150 $ 103,048 Weighted average diluted shares of common stock outstanding 244,300 243,858 Adjusted net income attributable to Pilgrim's per common diluted share $ 1.18 $ 0.42 Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above.

24Source: PPC Appendix: Reconciliation of GAAP EPS to Adjusted EPS Adjusted EPS is calculated by dividing the adjusted net income attributable to Pilgrim's stockholders by the weighted average number of diluted shares. Management believes that Adjusted EPS provides useful supplemental information about our operating performance and enables comparison of our performance between periods because certain costs shown below are not indicative of our current operating performance. A reconciliation of U.S. GAAP to non-U.S. GAAP financial measures is as follows: (a) Net tax impact of adjustments represents the tax impact of all adjustments shown above. PILGRIM'S PRIDE CORPORATION Reconciliation of GAAP EPS to Adjusted EPS (Unaudited) Three Months Ended March 27, 2022 March 28, 2021 (In thousands, except per share data) GAAP EPS $ 1.15 $ 0.41 Add: Foreign currency transaction losses 0.06 0.01 Transaction costs related to acquisitions — — DOJ agreement and litigation settlements — — Minus: Insurance recoveries for Mayfield tornado losses 0.02 — Adjusted EPS before tax impact of adjustments 1.19 0.42 Net tax impact of adjustments(a) (0.01) — Adjusted EPS $ 1.18 $ 0.42 Weighted average diluted shares of common stock outstanding 244,300 243,858

25Source: PPC Appendix: Supplementary Selected Segment and Geographic Data PILGRIM'S PRIDE CORPORATION Supplementary Selected Segment and Geographic Data (Unaudited) Three Months Ended March 27, 2022 March 28, 2021 (In thousands) Sources of net sales by geographic region of origin: U.S. $ 2,581,208 $ 1,999,559 U.K. and Europe 1,191,982 854,734 Mexico 467,205 419,132 Total net sales $ 4,240,395 $ 3,273,425 Sources of cost of sales by geographic region of origin: U.S. $ 2,159,204 $ 1,866,700 U.K. and Europe 1,152,903 816,926 Mexico 386,322 328,570 Elimination (14) (14) Total cost of sales $ 3,698,415 $ 3,012,182 Sources of gross profit by geographic region of origin: U.S. $ 422,004 $ 132,859 U.K. and Europe 39,079 37,808 Mexico 80,883 90,562 Elimination 14 14 Total gross profit $ 541,980 $ 261,243 Sources of operating income (loss) by geographic region of origin: U.S. $ 355,075 $ 68,125 U.K. and Europe (21,640) 10,495 Mexico 68,564 79,830 Elimination 14 14 Total operating income $ 402,013 $ 158,464